SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 18, 2002


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



        000-22609                                          84-1339282
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(Commission File Number)                       (IRS Employer Identification No.)



         1801 California Street            Denver, Colorado              80202
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code: 303-992-1400
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                                 Not applicable
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          (Former name or former address, if changed since last report)

ITEM 9.  Regulation FD Disclosure.

On April 18, 2002, Qwest Communications International Inc. ("Qwest") issued a press release updating its financial guidance for 2002. A copy of the press release announcing the same is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On April 18, 2002, Qwest also hosted a conference call with media, analysts, investors and other interested persons during which it discussed its revised guidance. As previously announced, the webcast of the call (live and replay) is accessible on Qwest's website.

On the call Qwest announced the following:

o It was updating its financial guidance as described in the attached press release owing to, among other things, economic and industry conditions. It's guidance assumed no further deterioration in these conditions, and if these conditions did deteriorate it would likely reconsider its guidance. While it was not providing any guidance on the 1st quarter of 2002, it expected that its results for the quarter would be below the current consensus of analysts' estimates.

o With respect to free cash flow, it expected it would break even or be slightly positive for 2002.

o While it was starting to see certain signs indicating the economic and industry conditions were at a bottom and it was guardedly optimistic that these conditions would not deteriorate further, it had not seen sufficient evidence to that effect and its was too early to determine any trends.

o It has decided to proceed with seeking proposals from potential buyers for its Dex (directories) and Wireless businesses and is also working on selling its Qwest Cyber.Solutions business and other assets, including access lines and wireless towers. As previously announced, it is also considering issuing securities based on some of these assets. It believes these transactions could result in net proceeds of more than of $10 billion. Qwest cautions that there can be no assurance with respect to when, or whether, any transactions will be completed or as to the amount, if any, of the net proceeds after taxes and governmental or regulatory conditions. Some transactions could be subject to the approval of federal or state regulatory authorities and any approvals, if granted, could be subject to conditions that could adversely affect the benefits to Qwest of completing the transactions and could be otherwise burdensome. The conditions could include, but are not necessarily limited to, requirements that Qwest apply a portion of the proceeds for additional investments in certain states or to reduce charges in such states. The amounts of such investments or rate reductions could be significant and uneconomic.

Forward Looking Statements Warning
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This Current Report on Form 8-K may contain projections and other forward-looking statements that involve assumptions, risks and uncertainties. Readers are cautioned not to place undue reliance on these statements, which speak only as of the date of this Current Report on Form 8-K. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Qwest Communications International Inc. (together with its affiliates, "Qwest", "we" or "us") with the Securities and Exchange Commission (the "SEC"), specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including but not limited to: the duration and extent of the current economic downturn in our 14-state local service area, including its effect on our customers and suppliers; any adverse outcome of the SEC's current inquiries into Qwest's accounting policies, practices and procedures; adverse results of increased review and scrutiny by regulatory authorities, media and others (including any internal analyses) of financial reporting issues and practices or otherwise; rapid and significant changes in technology and markets; failure to achieve the projected synergies and financial results expected to result from the acquisition of U S WEST, and difficulties in combining the operations of the combined company; our future ability to provide interLATA services within our 14-state local service area; potential fluctuations in quarterly results; volatility of Qwest's stock price; intense competition in the markets in which we compete; changes in demand for our products and services; adverse economic conditions in the markets served by us or by companies in which we have substantial investments; dependence on new product development and acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could require substantial expenditure of financial and other resources in excess of contemplated levels; higher than anticipated employee levels, capital expenditures and operating expenses; adverse changes in the regulatory or legislative environment affecting our business; adverse developments in commercial disputes or legal proceedings; and changes in the outcome of future events from the assumed outcome included by Qwest in its significant accounting policies.

The information contained in this Current Report on Form 8-K is a statement of Qwest's present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and Qwest's assumptions. Qwest may change its intention, belief or expectation, at any time and without notice, based upon any changes in such factors, in Qwest's assumptions or otherwise. The cautionary statements contained or referred to in this Current Report on Form 8-K should be considered in connection with any subsequent written or oral forward looking statements that Qwest or persons acting on its behalf may issue. This Current Report on Form 8-K may include analysts' estimates and other information prepared by third parties for which Qwest assumes no responsibility. Qwest undertakes no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

By including any information in this Current Report on Form 8-K, Qwest does not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit 99.1      Press Release dated April 18, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Qwest has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       QWEST COMMUNICATIONS INTERNATIONAL INC.



DATE: April 19, 2002                   By: /s/ YASH A. RANA
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                                           Yash A. Rana
                                           Vice President

                                  EXHIBIT INDEX

     Exhibit 99.1      Press Release dated April 18, 2002.

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